Exhibit 24.1
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of Abercrombie & Fitch Co., a Delaware corporation (the “Company”), hereby constitutes and appoints Scott Lipesky as her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities (unless revoked in writing), to sign and to cause to be filed with the Securities and Exchange Commission, the Company’s Registration Statement on Form S-8 (the “Registration Statement”) to register under the Securities Act of 1933, as amended, (i) 2,200,000 additional shares of Class A Common Stock, $0.01 par value (the “Class A Common Stock”), of the Company for issuance and delivery pursuant to and under the terms of the Abercrombie & Fitch Co. 2016 Long-Term Incentive Plan for Associates (as amended, the “2016 Associates LTIP”) and (ii) an indeterminate number of additional shares of Class A Common Stock of the Company that may become issuable and deliverable in accordance with the anti-dilution provisions of the 2016 Associates LTIP, and any and all amendments (including post-effective amendments) to the Registration Statement, including any and all exhibits and other documents required to be included with the Registration Statement and any amendments thereto, granting to said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument to be effective as of August 23, 2018.

/s/ Fran Horowitz
Fran Horowitz

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Abercrombie & Fitch Co., a Delaware corporation (the “Company”), hereby constitutes and appoints Fran Horowitz and Scott Lipesky, and each of them, with full power to act without the other, as her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities (unless revoked in writing), to sign and to cause to be filed with the Securities and Exchange Commission, the Company’s Registration Statement on Form S-8 (the “Registration Statement”) to register under the Securities Act of 1933, as amended, (i) 2,200,000 additional shares of Class A Common Stock, $0.01 par value (the “Class A Common Stock”), of the Company for issuance and delivery pursuant to and under the terms of the Abercrombie & Fitch Co. 2016 Long-Term Incentive Plan for Associates (as amended, the “2016 Associates LTIP”) and (ii) an indeterminate number of additional shares of Class A Common Stock of the Company that may become issuable and deliverable in accordance with the anti-dilution provisions of the 2016 Associates LTIP, and any and all amendments (including post-effective amendments) to the Registration Statement, including any and all exhibits and other documents required to be included with the Registration Statement and any amendments thereto, granting to said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their, her or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this instrument to be effective as of August 23, 2018.

/s/ Kerrii B. Anderson
Kerrii B. Anderson

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Abercrombie & Fitch Co., a Delaware corporation (the “Company”), hereby constitutes and appoints Fran Horowitz and Scott Lipesky, and each of them, with full power to act without the other, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (unless revoked in writing), to sign and to cause to be filed with the Securities and Exchange Commission, the Company’s Registration Statement on Form S-8 (the “Registration Statement”) to register under the Securities Act of 1933, as amended, (i) 2,200,000 additional shares of Class A Common Stock, $0.01 par value (the “Class A Common Stock”), of the Company for issuance and delivery pursuant to and under the terms of the Abercrombie & Fitch Co. 2016 Long-Term Incentive Plan for Associates (as amended, the “2016 Associates LTIP”) and (ii) an indeterminate number of additional shares of Class A Common Stock of the Company that may become issuable and deliverable in accordance with the anti-dilution provisions of the 2016 Associates LTIP, and any and all amendments (including post-effective amendments) to the Registration Statement, including any and all exhibits and other documents required to be included with the Registration Statement and any amendments thereto, granting to said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their, her or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument to be effective as of August 23, 2018.

/s/ James B. Bachmann
James B. Bachmann

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Abercrombie & Fitch Co., a Delaware corporation (the “Company”), hereby constitutes and appoints Fran Horowitz and Scott Lipesky, and each of them, with full power to act without the other, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (unless revoked in writing), to sign and to cause to be filed with the Securities and Exchange Commission, the Company’s Registration Statement on Form S-8 (the “Registration Statement”) to register under the Securities Act of 1933, as amended, (i) 2,200,000 additional shares of Class A Common Stock, $0.01 par value (the “Class A Common Stock”), of the Company for issuance and delivery pursuant to and under the terms of the Abercrombie & Fitch Co. 2016 Long-Term Incentive Plan for Associates (as amended, the “2016 Associates LTIP”) and (ii) an indeterminate number of additional shares of Class A Common Stock of the Company that may become issuable and deliverable in accordance with the anti-dilution provisions of the 2016 Associates LTIP, and any and all amendments (including post-effective amendments) to the Registration Statement, including any and all exhibits and other documents required to be included with the Registration Statement and any amendments thereto, granting to said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their, her or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument to be effective as of August 23, 2018.

/s/ Terry L. Burman
Terry L. Burman

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Abercrombie & Fitch Co., a Delaware corporation (the “Company”), hereby constitutes and appoints Fran Horowitz and Scott Lipesky, and each of them, with full power to act without the other, as her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities (unless revoked in writing), to sign and to cause to be filed with the Securities and Exchange Commission, the Company’s Registration Statement on Form S-8 (the “Registration Statement”) to register under the Securities Act of 1933, as amended, (i) 2,200,000 additional shares of Class A Common Stock, $0.01 par value (the “Class A Common Stock”), of the Company for issuance and delivery pursuant to and under the terms of the Abercrombie & Fitch Co. 2016 Long-Term Incentive Plan for Associates (as amended, the “2016 Associates LTIP”) and (ii) an indeterminate number of additional shares of Class A Common Stock of the Company that may become issuable and deliverable in accordance with the anti-dilution provisions of the 2016 Associates LTIP, and any and all amendments (including post-effective amendments) to the Registration Statement, including any and all exhibits and other documents required to be included with the Registration Statement and any amendments thereto, granting to said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their, her or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument to be effective as of August 23, 2018.

/s/ Sarah M. Gallagher
Sarah M. Gallagher

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Abercrombie & Fitch Co., a Delaware corporation (the “Company”), hereby constitutes and appoints Fran Horowitz and Scott Lipesky, and each of them, with full power to act without the other, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (unless revoked in writing), to sign and to cause to be filed with the Securities and Exchange Commission, the Company’s Registration Statement on Form S-8 (the “Registration Statement”) to register under the Securities Act of 1933, as amended, (i) 2,200,000 additional shares of Class A Common Stock, $0.01 par value (the “Class A Common Stock”), of the Company for issuance and delivery pursuant to and under the terms of the Abercrombie & Fitch Co. 2016 Long-Term Incentive Plan for Associates (as amended, the “2016 Associates LTIP”) and (ii) an indeterminate number of additional shares of Class A Common Stock of the Company that may become issuable and deliverable in accordance with the anti-dilution provisions of the 2016 Associates LTIP, and any and all amendments (including post-effective amendments) to the Registration Statement, including any and all exhibits and other documents required to be included with the Registration Statement and any amendments thereto, granting to said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their, her or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument to be effective as of August 23, 2018.

/s/ Michael E. Greenlees
Michael E. Greenlees

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Abercrombie & Fitch Co., a Delaware corporation (the “Company”), hereby constitutes and appoints Fran Horowitz and Scott Lipesky, and each of them, with full power to act without the other, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (unless revoked in writing), to sign and to cause to be filed with the Securities and Exchange Commission, the Company’s Registration Statement on Form S-8 (the “Registration Statement”) to register under the Securities Act of 1933, as amended, (i) 2,200,000 additional shares of Class A Common Stock, $0.01 par value (the “Class A Common Stock”), of the Company for issuance and delivery pursuant to and under the terms of the Abercrombie & Fitch Co. 2016 Long-Term Incentive Plan for Associates (as amended, the “2016 Associates LTIP”) and (ii) an indeterminate number of additional shares of Class A Common Stock of the Company that may become issuable and deliverable in accordance with the anti-dilution provisions of the 2016 Associates LTIP, and any and all amendments (including post-effective amendments) to the Registration Statement, including any and all exhibits and other documents required to be included with the Registration Statement and any amendments thereto, granting to said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their, her or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument to be effective as of August 23, 2018.

/s/ Archie M. Griffin
Archie M. Griffin

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer of Abercrombie & Fitch Co., a Delaware corporation (the “Company”), hereby constitutes and appoints Fran Horowitz as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (unless revoked in writing), to sign and to cause to be filed with the Securities and Exchange Commission, the Company’s Registration Statement on Form S-8 (the “Registration Statement”) to register under the Securities Act of 1933, as amended, (i) 2,200,000 additional shares of Class A Common Stock, $0.01 par value (the “Class A Common Stock”), of the Company for issuance and delivery pursuant to and under the terms of the Abercrombie & Fitch Co. 2016 Long-Term Incentive Plan for Associates (as amended, the “2016 Associates LTIP”) and (ii) an indeterminate number of additional shares of Class A Common Stock of the Company that may become issuable and deliverable in accordance with the anti-dilution provisions of the 2016 Associates LTIP, and any and all amendments (including post-effective amendments) to the Registration Statement, including any and all exhibits and other documents required to be included with the Registration Statement and any amendments thereto, granting to said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument to be effective as of August 23, 2018.

/s/ Scott Lipesky
Scott Lipesky

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Abercrombie & Fitch Co., a Delaware corporation (the “Company”), hereby constitutes and appoints Fran Horowitz and Scott Lipesky, and each of them, with full power to act without the other, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (unless revoked in writing), to sign and to cause to be filed with the Securities and Exchange Commission, the Company’s Registration Statement on Form S-8 (the “Registration Statement”) to register under the Securities Act of 1933, as amended, (i) 2,200,000 additional shares of Class A Common Stock, $0.01 par value (the “Class A Common Stock”), of the Company for issuance and delivery pursuant to and under the terms of the Abercrombie & Fitch Co. 2016 Long-Term Incentive Plan for Associates (as amended, the “2016 Associates LTIP”) and (ii) an indeterminate number of additional shares of Class A Common Stock of the Company that may become issuable and deliverable in accordance with the anti-dilution provisions of the 2016 Associates LTIP, and any and all amendments (including post-effective amendments) to the Registration Statement, including any and all exhibits and other documents required to be included with the Registration Statement and any amendments thereto, granting to said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their, her or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument to be effective as of August 23, 2018.

/s/ Charles R. Perrin
Charles R. Perrin